UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Annual Meeting

FS Investment Corporation II (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2017.  As of April 20, 2017, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 324,681,201 shares of common stock were eligible to be voted, and 131,696,889 of those shares were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon the following proposals, each of which was described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017 (the “Proxy Statement”):

•	Proposal No. 1 – the election of the eleven members of the board of directors (the “Board”) of the Company named in the Proxy Statement to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified; and

•	Proposal No. 2 – the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

All director nominees listed in the Company’s Proxy Statement were elected by the Company’s stockholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes for	Votes Withheld	Broker Non-Votes
Barbara Adams	34,150,082	1,369,345	96,177,462
David J. Adelman	34,111,368	1,408,059	96,177,462
Stephen T. Burdumy	34,098,709	1,420,718	96,177,462
Michael C. Forman	34,132,131	1,387,296	96,177,462
Richard I. Goldstein	34,138,608	1,380,819	96,177,462
Michael J. Heller	34,154,766	1,364,661	96,177,462
Jerel A. Hopkins	34,088,841	1,430,586	96,177,462
Robert E. Keith, Jr.	34,045,272	1,474,155	96,177,462
Paul Mendelson	34,096,012	1,423,415	96,177,462
John E. Stuart	34,108,145	1,411,282	96,177,462
Scott J. Tarte	34,167,224	1,352,203	96,177,462

 The proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against and abstentions are set forth below:

Votes For	Votes Against	Abstentions
130,404,600	536,663	755,626

Articles Supplementary

Consistent with the previous announcement by the Company on its Form 8-K filed with the SEC on June 1, 2017 (the “Form 8-K”), following the Annual Meeting, the Board of the Company duly adopted resolutions on June 13, 2017 electing that the Company be subject to Sections 3-803 and 3-804(c) of the Maryland General Corporation Law (“MGCL”), effective as of such date. Section 3-803 of the MGCL requires the Board, before the next annual meeting of stockholders, to designate by resolution, from among its members, directors to be classified into three classes, as nearly equal in number as possible. As required under the MGCL, one class (“Class A”) shall hold office initially for a term expiring at the next succeeding annual meeting of stockholders, another class (“Class B”) shall hold office initially for a term expiring at the second succeeding annual meeting of stockholders and another class (“Class C”) shall hold office initially for a term expiring at the third succeeding annual meeting of stockholders, with the members of each class to hold office until their successors are duly elected and qualify. Consistent with the previous announcement by the Company on the Form 8-K, the Board classified the directors as follows: the Class A directors are Barbara Adams, David J. Adelman and Stephen T. Burdumy, each to serve until the Company’s 2018 annual meeting of stockholders and until a successor is duly elected and qualified; the Class B directors are Michael J. Heller, Jerel A. Hopkins, Robert E. Keith, Jr. and Paul Mendelson, each to serve until the Company’s 2019 annual meeting of stockholders and until a successor is duly elected and qualified; and the Class C directors are Michael C. Forman, Richard I. Goldstein, John E. Stuart and Scott J. Tarte, each to serve until the Company’s 2020 annual meeting of stockholders and until a successor is duly elected and qualified. At each annual meeting of the stockholders, the successors to the class of directors whose term expires at such meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Section 3-804(c) of the MGCL provides that any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is elected and qualifies.

In accordance with Maryland law, the Company filed Articles Supplementary effecting the Company’s election to be subject to Sections 3-803 and 3-804(c) of the MGCL with the Department of Assessments and Taxation of the State of Maryland on June 13, 2017 (the “Articles Supplementary”).

The foregoing description of the Articles Supplementary, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Third Amended and Restated Bylaws

On and effective as of June 13, 2017, the Board adopted the Third Amended and Restated Bylaws of the Company (the “Third Amended and Restated Bylaws”). The Second Amended and Restated Bylaws were amended to reflect the elections pursuant to Sections 3-803 and 3-804(c) of the MGCL described above and to clarify that vacancies among Independent Directors’ (defined as an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended) positions on the Board may be filled only by individuals who are nominated by the affirmative vote of a majority of the remaining Independent Directors in office.

The foregoing description of the Third Amended and Restated Bylaws, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Third Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information under the subheading “Annual Meeting” in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles Supplementary of the Company.
3.2	Third Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	June 13, 2017	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Articles Supplementary of the Company.
3.2	Third Amended and Restated Bylaws of the Company.